Exhibit 10.2

SECOND AMENDMENT

TO SECURITIES PURCHASE AGREEMENT

THIS SECOND AMENDMENT (“Amendment”) dated December 23, 2016, to the SECURITIES PURCHASE AGREEMENT, dated as of September 22, 2016 (the “Agreement”), by and between GALECTIN THERAPEUTICS, INC., a Nevada corporation (the “Company”), and 10X FUND, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Company and the Purchaser entered into the Agreement on September 22, 2016 pursuant to which the Purchaser purchased certain Securities from the Company; and

WHEREAS, as of the date hereof, the Purchaser is purchasing additional Securities of the Company pursuant to the terms of the Agreement as further set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2. Amendment to Agreement.

(a) Schedule 2.1(a) of the Agreement is hereby amended and restated in its entirety with the form of Schedule 2.1(a) attached hereto as Exhibit A.

(b) The definition of “Final Purchase Date” is amended by striking the existing definition and inserting in lieu thereof the following:

“Final Purchase Date” means the Business Day immediately subsequent to the date that is six (6) months from the Closing Date; provided, however, the Final Purchase Date may be extended upon mutual agreement of the Company and the Purchaser.

3. Miscellaneous.

(a) Except as expressly provided hereby, all of the terms and provisions of the Agreement are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Agreement.

(b) This Amendment shall inure to the benefit of and be binding upon each of the parties and each of their respective permitted successors and assigns.

(c) This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

(d) This Amendment may be executed by the parties on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written:

GALECTIN THERAPEUTICS, INC.

By:	/s/ Peter G. Traber
Name:	Peter G. Traber, MD.
Title:	Chief Executive Officer and President

10X FUND, L.P.

By:	10X Capital Management, LLC, a Florida limited liability company, its General Partner

By:	/s/ James C. Czirr
Name:	James C. Czirr
Title:	Managing Member

EXHIBIT A

SCHEDULE 2.1(a)

Col. 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6
Closing Date / Subsequent Closing Date	Series B-3 Preferred Shares Purchased	Conversion Price of Series B-3 Preferred	Warrant	Lock-Up Warrant	Subscription Amount / Subsequent Subscription Amount
September 22, 2016	375,000	$2.69375	104,408 Shares	62,500 Shares	$ 375,000
September 29, 2016	1,125,000	$1.49375	564,854 Shares	187,500 Shares	$1,125,000
December 23, 2016	1,008,000	$1.12375	672,747 Shares	168,033 Shares	$1,008,000

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